UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2007


                          ABN AMRO MORTGAGE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


     333-57027-04                                           36-3886007
-------------------------                      ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


181 West Madison Street
Chicago, Illinois                                               60602
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


                                 (248) 643-2530
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [ ] Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABN Amro Mortgage Corporation, Resecuritization Pass-Through Certificates, Series 1999-RS1 pursuant to the terms of the Pooling Agreement, dated as of July 1, 1999, among ABN AMRO Mortgage Corporation, as depositor, and The First National Bank of Chicago, as trustee.

     On April 27, 2007 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.

                (a)   Not applicable

                (b)   Not applicable

                (c)   The following exhibit is filed as part of this report:

                      Statement to Certificateholders on April 27, 2007 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                ABN Amro Mortgage Corporation, Resecuritization
                Pass-Through Certificates, Series 1999-RS1

                The Bank of New York, as successor to JPMorgan Chase Bank, N.A., successor to Bank One Trust Company, NA successor to The First National Bank of Chicago, not in its individual capacity but solely as Trustee under the Agreement referred to herein


                By:     /s/ Maria Tokarz
                        ------------------------------

                Name:   Maria Tokarz
                Title:  Assistant Vice President

                Date:   May 9, 2007

                                 EXHIBIT INDEX

Exhibit         Description

99.1            Statement to Certificateholders (April 27, 2007)


EXHIBIT 99.1
------------


ABN AMRO MORTGAGE CORPORATION                                   Administrator: Annette Marsula
Multi-Class Pass-Through Certificates, Series 1999-RS1          JPMorgan Chase Bank, N.A. as successor in interest to Bank One, N.A.
                                                                4 New York Plaza, 6th Floor
STATEMENT TO CERTIFICATEHOLDERS                                 New York, NY  10004
====================================================================================================================================

Distribution Date:    27-Apr-07

(i) (D) All Realized Losses incurred on the Underlying Mortgage Loans

------------------------------------------------------------------------------------------------
                                  Underlying          Current     Cumulative     Cumulative
                     Cusip        Loan                Realized    Realized       Realized Losses
Issue Series         Number       Group               Losses      Losses         since Issuance
------------------------------------------------------------------------------------------------
BSMSI 96-5, B3       073914RL9    Aggregate Pool      $0.00       $104,300.76      $270,722.75
BSMSI 98-1, B3       073914ZH9    Group 1             $0.00        $99,127.12    Not Available
DLJ 94-3, B2         23321PJH2    Aggregate Pool      $0.00        $19,710.00    $1,656,536.73
DLJ 98-2, CB3        23321PS33    Groups 2 & 3        $0.00       $480,897.85      $480,897.85
FNW 98-W7, B2        31359UZY4    Aggregate Pool      $0.00       $383,834.01      $383,834.01
HMSI 98-3, B3        42209EGJ3    Aggregate Pool      $0.00        $52,581.22       $52,581.22
PNC 98-14, DB3       69348RBW5    Groups 3, 4 & 5     $0.00     $1,426,270.92    $1,426,270.92
PNC 98-2, CB3        69348LUZ0    Groups 1 & 2        $0.00       $570,219.15      $570,219.15
PNC 98-7, 2B3        69348LR84    Group 2             $0.00       $872,725.88      $872,725.88
PNC 99-1, 1B3        69348REN2    Group 1             $0.00       $298,912.43      $298,912.43
PNC 98-6, CB3        69348LK73    Groups 2, 3 & 4     $0.00       $743,895.55      $743,895.55
RALI 97-QS4, M3      76110FHX4    Aggregate Pool      $0.00       $214,726.66    Not Available
RAST 97-A1, B3       126691K52    Aggregate Pool      $0.00       $475,700.21      $475,700.21
RAST 98-A6, B3       12669ASE5    Groups 1 & 2        $0.00       $857,868.11      $857,868.11
RAST 98-A15, B3      12669A2Y9    Aggregate Pool      $0.00       $153,996.38      $153,996.38
RAST 99-A1, B3       12269A5N0    Aggregate Pool      $0.00     $2,041,910.45    $2,041,910.45
SAMI 98-10, B3       86358HEW5    Aggregate Pool      $0.00         $4,197.78        $4,197.78
SAMI 98-12, B3       86358HGR4    Aggregate Pool      $0.00             $0.00            $0.00
SAMI 98-11, B3       86358HFV6    Aggregate Pool      $0.00        $15,958.98       $15,958.98
SAMI 98-8, 4-B3      86358HCL1    Group 4             $0.00       $207,550.41      $207,550.41
------------------------------------------------------------------------------------------------

(i) (E) & (I)   All Realized Losses, and amount and percentage of any Pooled Security Credit Support remaining with respect to such Pooled Security

-------------------------------------------------------------------------------------------------------------
                                  Underlying         Current      Cumulative    Amount of      Percentage of
                     Cusip        Loan               Realized     Realized      Credit         Credit
Issue Series         Number       Group              Losses       Losses        Support        Support
-------------------------------------------------------------------------------------------------------------
BSMSI 96-5, B3       073914RL9    Aggregate Pool     $0.00          $0.00           $0.00          0.00%
BSMSI 98-1, B3       073914ZH9    Group 1            $0.00          $0.00           $0.00          0.00%
DLJ 94-3, B2         23321PJH2    Aggregate Pool     $0.00          $0.00     $113,218.69          2.44%
DLJ 98-2, CB3        23321PS33    Groups 2 & 3       $0.00          $0.00           $0.00          0.00%
FNW 98-W7, B2        31359UZY4    Aggregate Pool     $0.00          $0.00   $1,920,109.73         11.31%
HMSI 98-3, B3        42209EGJ3    Aggregate Pool     $0.00          $0.00           $0.00          0.00%
PNC 98-14, DB3       69348RBW5    Groups 3, 4 & 5    $0.00          $0.00           $0.00          0.00%
PNC 98-2, CB3        69348LUZ0    Groups 1 & 2       $0.00          $0.00           $0.00          0.00%
PNC 98-7, 2B3        69348LR84    Group 2            $0.00          $0.00           $0.00          0.00%
PNC 99-1, 1B3        69348REN2    Group 1            $0.00          $0.00           $0.00          0.00%
PNC 98-6, CB3        69348LK73    Groups 2, 3 & 4    $0.00          $0.00           $0.00          0.00%
RALI 97-QS4, M3      76110FHX4    Aggregate Pool     $0.00          $0.00           $0.00          0.00%
RAST 97-A1, B3       126691K52    Aggregate Pool     $0.00          $0.00           $0.00          0.00%
RAST 98-A6, B3       12669ASE5    Groups 1 & 2       $0.00          $0.00           $0.00          0.00%
RAST 98-A15, B3      12669A2Y9    Aggregate Pool     $0.00          $0.00           $0.00          0.00%
RAST 99-A1, B3       12269A5N0    Aggregate Pool     $0.00          $0.00           $0.00          0.00%
SAMI 98-10, B3       86358HEW5    Aggregate Pool     $0.00          $0.00           $0.00          0.00%
SAMI 98-12, B3       86358HGR4    Aggregate Pool     $0.00          $0.00           $0.00          0.00%
SAMI 98-11, B3       86358HFV6    Aggregate Pool     $0.00          $0.00           $0.00          0.00%
SAMI 98-8, 4-B3      86358HCL1    Group 4            $0.00          $0.00           $0.00          0.00%
-------------------------------------------------------------------------------------------------------------

(i) (F) The amount, aggregate principal balance and percentage of the Underlying Mortgage Loans that were delinquent, in foreclosure, or REO properties

-----------------------------------------------------------------------------------------------------------------
                    Underlying
                    Loan                30 Days         60 Days        90 Days        In               REO
Issue Series        Group               Delinquent      Delinquent     Delinquent     Foreclosure      Property
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
BSMSI 96-5, B3      Aggregate Pool               0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
BSMSI 98-1, B3      Aggregate Pool               0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
DLJ 94-3, B2        Aggregate Pool               1               0              0               0              0
                                        198,826.55            0.00           0.00            0.00           0.00
                                             4.28%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
DLJ 98-2, CB3       Groups 2 & 3                 0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
FNW 98-W7, B2       Aggregate Pool               4               1              7               0              0
                                        204,162.64      179,844.04     679,006.60            0.00           0.00
                                             1.20%           1.06%          4.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
HMSI 98-3, B3       Aggregate Pool               0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
PNC 98-14, DB3      Groups 3, 4 & 5              0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
PNC 98-2, CB3       Groups 1 & 2                 0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
PNC 98-7, 2B3       Group 2                      0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
PNC 99-1, 1B3       Group 1                      0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
PNC 98-6, CB3       Groups 2, 3 & 4              0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
RALI 97-QS4, M3     Aggregate Pool               0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
RAST 97-A1, B3      Aggregate Pool               0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
RAST 98-A6, B3      Groups 1 & 2                 0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
RAST 98-A15, B3     Aggregate Pool               0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
RAST 99-A1, B3      Aggregate Pool               0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
SAMI 98-10, B3      Aggregate Pool               0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
SAMI 98-12, B3      Aggregate Pool               0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
SAMI 98-11, B3      Aggregate Pool               0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
SAMI 98-8, 4-B3     Group 4                      0               0              0               0              0
                                              0.00            0.00           0.00            0.00           0.00
                                             0.00%           0.00%          0.00%           0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------

(iii) The number and aggregate Pooled Security Distribution Date Principal Balance of all the Pooled Securities
      and the amount of principal and interest

                 Number of Pooled Securities                      2
                 Aggregate Principal Balance          $1,288,613.74
                 Principal Distributed                   $12,047.02
                 Interest Distributed                     $7,622.96

(iv)  The aggregate outstanding principal balance of the Underlying Mortgage Loans

                 Aggregate Balance                   $21,618,756.48



====================================================================================================================================
ABN AMRO MORTGAGE CORPORATION                                   Administrator: Annette Marsula
Multi-Class Pass-Through Certificates, Series 1999-RS1          JPMorgan Chase Bank, N.A. as successor in interest to Bank One, N.A.
                                                                4 New York Plaza, 6th Floor
STATEMENT TO CERTIFICATEHOLDERS                                 New York, NY  10004
====================================================================================================================================

Distribution Date:    27-Apr-07

-------------------------------------------------------------------------------------------------------------------------
               Original         Beginning                                                                    Ending
               Certificate      Certificate    Principal      Interest        Total           Realized       Certificate
Class (1)      Face Value       Balance        Distribution   Distribution    Distribution    Losses (2)     Balance
-------------------------------------------------------------------------------------------------------------------------
    A       $22,781,094.00     $601,617.77      $5,547.86       $2,908.48      $8,456.34        $0.00        $596,069.91
   B-1      $10,936,320.00           $0.00          $0.00           $0.00          $0.00        $0.00              $0.00
   B-2       $8,214,000.00           $0.00          $0.00           $0.00          $0.00        $0.00              $0.00
   B-3       $5,776,000.00     $699,000.00      $7,000.00       $4,660.00     $11,660.00        $0.00        $692,000.00
    R                $0.00           $0.00          $0.00           $0.29          $0.29        $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------
Total       $47,707,414.00   $1,300,617.77     $12,547.86       $7,568.77     $20,116.63        $0.00      $1,288,069.91
-------------------------------------------------------------------------------------------------------------------------

(1) The Class A Certificates are comprised of the following three Components:

-------------------------------------------------------------------------------------------------------------------------
               Original          Beginning                                                                   Ending
               Certificate       Certificate    Principal       Interest       Total            Realized     Certificate
Component      Face Value*       Balance*       Distribution    Distribution   Distribution     Losses       Balance**
-------------------------------------------------------------------------------------------------------------------------
 A-1-C       $15,564,840.65     $436,271.75      $4,056.37       $2,908.48      $6,964.85        $0.00      $432,215.38
 A-2-C        $7,216,253.35     $165,346.02      $1,491.49           $0.00      $1,491.49        $0.00      $163,854.53
 A-3-C          $228,719.40           $0.00          $0.00           $0.00          $0.00        $0.00            $0.00
-------------------------------------------------------------------------------------------------------------------------
Total        $22,781,094.00     $601,617.77      $5,547.86       $2,908.48      $8,456.34        $0.00      $596,069.91
-------------------------------------------------------------------------------------------------------------------------

* Class A-3-C is an Interest-only Component, and the Balance reflected is a Notional Balance
** Class A-3-C Ending Certificate Balance is an estimated Notional Balance


-------------------------------------------------------------------------------------------------------------------------
                                             AMOUNTS PER $1,000 UNIT
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         Ending
                            Principal      Interest        Total          Realized       Certificate     Remittance
Class         Cusip         Distribution   Distribution    Distribution   Losses         Balance         Rates
-------------------------------------------------------------------------------------------------------------------------
   A        00077BKC6       0.24352913     0.12767078      0.37119991     0.00000000     26.16511349             (3)
  B-1       00077BKD4       0.00000000     0.00000000      0.00000000     0.00000000      0.00000000       8.00000%
  B-2       00077BKE2       0.00000000     0.00000000      0.00000000     0.00000000      0.00000000       8.00000%
  B-3       00077BKF9       1.21191136     0.80678670      2.01869806     0.00000000    119.80609418       8.00000%
-------------------------------------------------------------------------------------------------------------------------

(3) The Class A Remittance Rate is composed of the following three Components:


-------------------------------------------------------------------------------------------------------------------------
                                             AMOUNTS PER $1,000 UNIT
-------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ending
                            Principal       Interest        Total          Realized       Certificate     Remittance
Class          Cusip        Distribution    Distribution    Distribution   Losses         Balance         Rates
-------------------------------------------------------------------------------------------------------------------------
 A-1-C                      0.26061108      0.18686218      0.44747326     0.00000000     27.76869932     8.00000%
 A-2-C                      0.20668482      0.00000000      0.20668482     0.00000000     22.70631615     0.00000%
 A-3-C                      0.00000000      0.00000000      0.00000000     0.00000000      0.00000000     8.00000%
-------------------------------------------------------------------------------------------------------------------------



Pursuant to Section 3.8 (a)
of the Trust Agreement dated July 1, 1999
-----------------------------------------

(i)     Available Funds                                                                     $19,615.79


(ii)    Amount of interest being distributed to each Class of Certificates and              See Page 1
        The Remittance Rate for each Class of Certificates                                  See Page 1


(iii)   Amount of principal being distributed on each Class of Certificates                 See Page 1


(iv)    Loss Amounts allocated to the most subordinate Class or Classes of Certificates     See Page 1


(v)     Class Principal Balances for each Class of Certificates                             See Page 1


(vi)    Aggregate Pooled Security Distribution Date Principal Balance as of
        the second immediately preceding Pooled Security Distribution Date               $1,300,660.76


(vii)   Aggregate Pooled Security Distribution Date Principal Balance as of
        the immediately preceding Pooled Security Distribution Date                      $1,288,613.74




Pursuant to Section 3.8 (a)
of the Trust Agreement dated July 1, 1999
-----------------------------------------

(i) (A), (G) & (H)  The Pooled Security Distribution Date Principal Balance, the amount of principal distributed & the total amount distributed

-----------------------------------------------------------------------------------------------
                                                                                  Total
Issue Series        Cusip          Beginning        Ending        Principal       Amount
Certificate         Number         Balance          Balance       Distributed     Distributed
-----------------------------------------------------------------------------------------------
BSMSI 96-5, B3      073914RL9          $0.00           $0.00          $0.00           $0.00
BSMSI 98-1, B3      073914ZH9          $0.00           $0.00          $0.00           $0.00
DLJ 94-3, B2        23321PJH2    $115,607.82     $115,083.81        $524.01       $1,150.22
DLJ 98-2, CB3       23321PS33          $0.00           $0.00          $0.00           $0.00
FNW 98-W7, B2       31359UZY4  $1,185,052.94   $1,173,529.93     $11,523.01      $18,519.76
HMSI 98-3, B3       42209EGJ3          $0.00           $0.00          $0.00           $0.00
PNC 98-14, DB3      69348RBW5          $0.00           $0.00          $0.00           $0.00
PNC 98-2, CB3       69348LUZ0          $0.00           $0.00          $0.00           $0.00
PNC 98-7, 2B3       69348LR84          $0.00           $0.00          $0.00           $0.00
PNC 99-1, 1B3       69348REN2          $0.00           $0.00          $0.00           $0.00
PNC 98-6, CB3       69348LK73          $0.00           $0.00          $0.00           $0.00
RALI 97-QS4, M3     76110FHX4          $0.00           $0.00          $0.00           $0.00
RAST 97-A1, B3      126691K52          $0.00           $0.00          $0.00           $0.00
RAST 98-A6, B3      12669ASE5          $0.00           $0.00          $0.00           $0.00
RAST 98-A15, B3     12669A2Y9          $0.00           $0.00          $0.00           $0.00
RAST 99-A1, B3      12269A5N0          $0.00           $0.00          $0.00           $0.00
SAMI 98-10, B3      86358HEW5          $0.00           $0.00          $0.00           $0.00
SAMI 98-12, B3      86358HGR4          $0.00           $0.00          $0.00           $0.00
SAMI 98-11, B3      86358HFV6          $0.00           $0.00          $0.00           $0.00
SAMI 98-8, 4-B3     86358HCL1          $0.00           $0.00          $0.00           $0.00
-----------------------------------------------------------------------------------------------


(i) (B) & (C)       The Pooled Security Interest Rate, Interest distributed, the Interest Shortfall and Uncollected Interest

-----------------------------------------------------------------------------------------

Issue Series        Cusip         Interest                    Interest      Uncollected
Certificate         Number        Rate         Interest       Shortfall     Interest
-----------------------------------------------------------------------------------------
BSMSI 96-5, B3      073914RL9     8.125%        $0.00          $0.00           $0.00
BSMSI 98-1, B3      073914ZH9     6.750%        $0.00          $0.00           $0.00
DLJ 94-3, B2        23321PJH2     6.500%      $626.21          $0.00           $0.00
DLJ 98-2, CB3       23321PS33     6.839%        $0.00          $0.00           $0.00
FNW 98-W7, B2       31359UZY4     7.085%    $6,996.75          $0.00           $0.00
HMSI 98-3, B3       42209EGJ3     6.650%        $0.00          $0.00           $0.00
PNC 98-14, DB3      69348RBW5     6.850%        $0.00          $0.00           $0.00
PNC 98-2, CB3       69348LUZ0     7.000%        $0.00          $0.00           $0.00
PNC 98-7, 2B3       69348LR84     7.000%        $0.00          $0.00           $0.00
PNC 99-1, 1B3       69348REN2     6.250%        $0.00          $0.00           $0.00
PNC 98-6, CB3*      69348LK73     6.666%        $0.00          $0.00           $0.00
RALI 97-QS4, M3     76110FHX4     7.750%        $0.00          $0.00           $0.00
RAST 97-A1, B3      126691K52     7.375%        $0.00          $0.00           $0.00
RAST 98-A6, B3      12669ASE5     6.750%        $0.00          $0.00           $0.00
RAST 98-A15, B3     12669A2Y9     6.850%        $0.00          $0.00           $0.00
RAST 99-A1, B3      12269A5N0     6.716%        $0.00          $0.00           $0.00
SAMI 98-10, B3      86358HEW5     6.900%        $0.00          $0.00           $0.00
SAMI 98-12, B3      86358HGR4     6.750%        $0.00          $0.00           $0.00
SAMI 98-11, B3      86358HFV6     6.750%        $0.00          $0.00           $0.00
SAMI 98-8, 4-B3     86358HCL1     6.750%        $0.00          $0.00           $0.00
-----------------------------------------------------------------------------------------


                                               RECONCILIATION SECTION

First Security Investor Reporting, L.P.
---------------------------------------------------------------------------------------------------------------
DEAL NAME:  DLJ Mortgage Acceptance Corp. Trust Certificates       ISSUE DATE:         27-Apr-07
SERIES:     Series 1999-RS1                                        DISTRIBUTION DATE:  27-Apr-07
                                                                   RUN DATE:           26-Apr-07    11:14:27 AM
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CASH RECONCILIATION
--------------------------------------------------------------------------------
Total Collections                                                 $19,669.98
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DISTRIBUTION SUMMARY AND RECONCILIATION:
--------------------------------------------------------------------------------
Total Collections                                                 $19,669.98
    less: Trustee Fee                                                 $54.19
    plus: Amounts deposited from B-2 Rounding Account                  $0.00
          Amounts deposited from B-3 Rounding Account                $605.33
                                                             ================
Available Funds                                                   $20,221.12 A


Distributions (Section 3.5)
(A) To Class A-1                                                   $8,456.34
                 To Component A-1                  $6,964.85
                 To Component A-2                  $1,491.49
                 To Component A-3                      $0.00
(B) To B-1                                                             $0.00
(C) To B-2                                                             $0.00
(D) To B-3                                                        $11,660.00
(E) To R                                                               $0.29
To Reimburse the B-2 Rounding Account                                  $0.00
To Reimburse the B-3 Rounding Account                                $104.49

                                                             ================
Total Amount Distributed                                          $20,221.12 B
                                                             ----------------

                                                             ================
Difference between A and B                                             $0.00
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